Exhibit 99.2

Supplemental Information

Third Quarter 2003

October 14, 2003

This information is preliminary and based on company data available at the time of the presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, correct or update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America's reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC's website (www.sec.gov) or at Bank of America's website (www.bankofamerica.com). Bank of America's future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation

Results Overview

●	Record earnings of $2.9 billion.

●	Diluted EPS of $1.92, up 7% and 32% over 2Q03 and 3Q02, respectively.

●	Total revenue rose 1% over 2Q03 and 14% over 3Q02.

●	Consumer and Commercial Banking segment noninterest revenue rose 13% over 2Q03 and 36% over 3Q02 led by record quarters in card services and consumer real estate.

●	Consumer loans grew 17% while core deposit levels rose 13% over 3Q02.

●	Achieved full year goal of 1 million net new checking accounts 3 months early by adding approximately 425,000 new accounts in the 3rd quarter, clearly surpassing the 528,000 accounts added in 2002.

●	Customer satisfaction for Top 2 box scores of most delighted customers continues at record highs.

●	Banking center product sales increased 28% in the past year.

●	Active online banking users increased 52% over 3Q02 to 6.6 million.

●	Marsico Funds grew assets under management 94% from 3Q02 leading the 18% growth in total assets under management.

●	Global Corporate and Investment Banking grew earnings 16% over 2Q03 as strong revenues were combined with good cost containment and lower provision.

●	Nonperforming assets declined 17% from 2Q03; lowest level in three years.

●	Net charge-off ratio declined to .86% of average loans compared to 2Q03.

●	The quarterly dividend payment made in September reflected a 25% increase to $0.80 per common share.

Bank of America Corporation

Consolidated Financial Highlights

(Dollars in millions, except per share information; shares in thousands)

	Year-to- Date 2003	Year-to- Date 2002	Third Quarter 2003	Second Quarter 2003	First Quarter 2003	Fourth Quarter 2002	Third Quarter 2002
Income statement
Total revenue	$28,257	$25,690	$9,743	$9,620	$8,894	$8,804	$8,522
Provision for credit losses	2,256	2,532	651	772	833	1,165	804
Gains on sales of securities	802	326	233	296	273	304	189
Noninterest expense	14,845	13,604	5,070	5,058	4,717	4,832	4,620
Income tax expense	3,874	3,245	1,333	1,348	1,193	497	1,052
Net income	8,084	6,635	2,922	2,738	2,424	2,614	2,235
Diluted earnings per common share	5.31	4.22	1.92	1.80	1.59	1.69	1.45
Average diluted common shares outstanding	1,523,523	1,573,203	1,519,641	1,523,306	1,526,288	1,542,482	1,546,347
Dividends paid per common share	$2.08	$1.80	$0.80	$0.64	$0.64	$0.64	$0.60
Performance ratios
Return on average assets	1.43%	1.36%	1.48%	1.42%	1.38%	1.49%	1.33%
Return on average common shareholders’ equity	21.85	18.71	23.74	21.86	19.92	21.58	19.02

Book value per share of common stock	$33.83	$32.07	$33.83	$34.06	$33.38	$33.49	$32.07
Market price per share of common stock:
High for the period	$84.90	$77.08	$84.90	$80.00	$72.50	$71.99	$71.94
Low for the period	64.26	57.51	74.58	67.20	64.26	53.98	57.90
Closing price	78.04	63.80	78.04	79.03	66.84	69.57	63.80
Market capitalization	116,236	95,838	116,236	118,254	100,095	104,403	95,838
Number of banking centers	4,211	4,226	4,211	4,200	4,202	4,208	4,226
Number of ATM’s	13,120	12,489	13,120	13,250	13,266	13,013	12,489
Full-time equivalent employees	132,749	134,135	132,749	132,796	132,583	133,944	134,135

Certain prior period amounts have been reclassified to conform to current period presentation.

Bank of America Corporation

Supplemental Financial Data

(Dollars in millions)

Fully taxable-equivalent basis data

	Year-to- Date 2003	Year-to- Date 2002	Third Quarter 2003	Second Quarter 2003	First Quarter 2003	Fourth Quarter 2002	Third Quarter 2002
Net interest income	$16,362	$15,974	$5,477	$5,524	$5,361	$5,537	$5,465
Total revenue	28,741	26,115	9,916	9,779	9,046	8,967	8,685
Net interest yield	3.35%	3.78%	3.22%	3.33%	3.52%	3.66%	3.75%
Efficiency ratio	51.65	52.09	51.13	51.73	52.14	53.90	53.19

Reconciliation to GAAP financial measures

Shareholder value added (SVA) is a performance measure used in managing the corporation's growth strategy and is not defined in GAAP (generally accepted accounting principles). Management believes that this measure provides users of this financial information with a more accurate picture of returns on capital used in operating the business for comparative purposes. Other companies may define or calculate supplemental financial data differently. See the Table below for supplemental financial data and corresponding reconciliation to GAAP financial measures for the nine months ended September 30, 2003 and 2002, and the three months ended September 30, 2003, June 30, 2003, March 31, 2003, December 31, 2002, and September 30, 2002.

Reconciliation of net income to

shareholder value added

	Year-to- Date 2003	Year-to- Date 2002	Third Quarter 2003	Second Quarter 2003	First Quarter 2003	Fourth Quarter 2002	Third Quarter 2002
Net income	$8,084	$6,635	$2,922	$2,738	$2,424	$2,614	$2,235
Amortization expense	163	164	55	54	54	54	54
Capital charge	(4,069)	(4,253)	(1,353)	(1,378)	(1,338)	(1,454)	(1,409)

Shareholder value added	$4,178	$2,546	$1,624	$1,414	$1,140	$1,214	$880

Certain prior period amounts have been reclassified to conform to current period presentation.

Bank of America Corporation

Consolidated Statement of Income

(Dollars in millions, except per share information; shares in thousands)

	Year-to- Date 2003	Year-to- Date 2002	Third Quarter 2003	Second Quarter 2003	First Quarter 2003	Fourth Quarter 2002	Third Quarter 2002
Interest income
Interest and fees on loans and leases	$16,088	$16,528	$5,328	$5,412	$5,348	$5,502	$5,553
Interest and dividends on securities	2,412	2,974	623	1,011	778	1,061	1,104
Federal funds sold and securities purchased under agreements to resell	867	662	480	193	194	208	177
Trading account assets	3,024	2,832	975	1,007	1,042	979	1,006
Other interest income	1,184	1,044	449	372	363	371	345

Total interest income	23,575	24,040	7,855	7,995	7,725	8,121	8,185

Interest expense
Deposits	3,730	4,142	1,278	1,269	1,183	1,292	1,414
Short-term borrowings	1,414	1,532	447	514	453	557	526
Trading account liabilities	969	971	345	316	308	289	342
Long-term debt	1,584	1,846	481	531	572	609	601

Total interest expense	7,697	8,491	2,551	2,630	2,516	2,747	2,883

Net interest income	15,878	15,549	5,304	5,365	5,209	5,374	5,302
Noninterest income
Consumer service charges	2,394	2,185	824	793	777	801	762
Corporate service charges	1,788	1,718	634	577	577	572	585

Total service charges	4,182	3,903	1,458	1,370	1,354	1,373	1,347

Consumer investment and brokerage services	1,146	1,175	367	401	378	369	374
Corporate investment and brokerage services	591	521	222	204	165	172	173

Total investment and brokerage services	1,737	1,696	589	605	543	541	547

Mortgage banking income	1,630	551	666	559	405	210	220
Investment banking income	1,278	1,123	412	488	378	422	318
Equity investment gains (losses)	0	(226)	25	43	(68)	(54)	(216)
Card income	2,237	1,885	794	762	681	735	687
Trading account profits	382	679	175	93	114	99	71
Other income	933	530	320	335	278	104	246

Total noninterest income	12,379	10,141	4,439	4,255	3,685	3,430	3,220

Total revenue	28,257	25,690	9,743	9,620	8,894	8,804	8,522
Provision for credit losses	2,256	2,532	651	772	833	1,165	804
Gains on sales of securities	802	326	233	296	273	304	189

Noninterest expense
Personnel	7,749	7,200	2,595	2,695	2,459	2,482	2,368
Occupancy	1,492	1,330	522	498	472	450	457
Equipment	789	832	252	253	284	292	291
Marketing	717	550	249	238	230	203	210
Professional fees	620	339	214	281	125	186	126
Amortization of intangibles	163	164	55	54	54	54	54
Data processing	803	726	275	262	266	291	295
Telecommunications	413	361	152	137	124	120	119
Other general operating	2,099	2,102	756	640	703	754	700

Total noninterest expense	14,845	13,604	5,070	5,058	4,717	4,832	4,620

Income before income taxes	11,958	9,880	4,255	4,086	3,617	3,111	3,287
Income tax expense	3,874	3,245	1,333	1,348	1,193	497	1,052

Net income	$8,084	$6,635	$2,922	$2,738	$2,424	$2,614	$2,235

Net income available to common shareholders	$8,081	$6,631	$2,921	$2,737	$2,423	$2,613	$2,233

Per common share information
Earnings	$5.41	$4.34	$1.96	$1.83	$1.62	$1.74	$1.49

Diluted earnings	$5.31	$4.22	$1.92	$1.80	$1.59	$1.69	$1.45

Dividends paid	$2.08	$1.80	$0.80	$0.64	$0.64	$0.64	$0.60

Average common shares issued and outstanding	1,494,369	1,526,946	1,490,103	1,494,094	1,499,405	1,499,557	1,504,017

Average diluted common shares issued and outstanding	1,523,523	1,573,203	1,519,641	1,523,306	1,526,288	1,542,482	1,546,347

Certain prior period amounts have been reclassified to conform to current period presentation.

Bank of America Corporation

Consolidated Balance Sheet

(Dollars in millions)

	September 30 2003		June 30 2003	September 30 2002

Assets
Cash and cash equivalents	$22,142		$25,220	$24,469
Time deposits placed and other short-term investments	6,881		6,790	6,397
Federal funds sold and securities purchased under agreements to resell	67,729		64,314	40,371
Trading account assets	65,339		66,947	56,907
Derivative assets	36,810		38,587	32,838
Securities:
Available-for-sale	64,363		114,250	88,571
Held-to-maturity	522		279	1,010

Total securities	64,885		114,529	89,581

Loans and leases	373,098		360,305	341,091
Allowance for credit losses	(6,716)		(6,841)	(6,861)

Loans and leases, net of allowance for credit losses	366,382		353,464	334,230

Premises and equipment, net	5,956		5,899	6,758
Mortgage banking assets	2,426		1,748	2,129
Goodwill	11,456		11,426	11,389
Core deposit intangibles and other intangibles	966		1,010	1,127
Other assets	86,116	(1)	79,245	53,812

Total assets	$737,088		$769,179	$660,008

Liabilities
Deposits in domestic offices:
Noninterest-bearing	$122,669		$132,851	$116,847
Interest-bearing	257,586		256,602	228,174
Deposits in foreign offices:
Noninterest-bearing	2,650		2,206	1,928
Interest-bearing	25,605		30,276	30,466

Total deposits	408,510		421,935	377,415

Federal funds purchased and securities sold under agreements to repurchase	79,775		104,821	61,823
Trading account liabilities	29,744		27,708	26,031
Derivative liabilities	25,120		23,435	23,701
Commercial paper and other short-term borrowings	41,739	(1)	43,584	34,421
Accrued expenses and other liabilities	35,293		28,943	22,393
Long-term debt	66,462	(2)	61,681	59,954
Trust preferred securities	—	(2)	6,056	6,031

Total liabilities	686,643		718,163	611,769

Shareholders’ equity
Preferred stock, $0.01 par value; authorized—100,000,000 shares; issued and outstanding 1,281,600; 1,306,463 and 1,391,749 shares	55		56	60
Common stock, $0.01 par value; authorized—5,000,000,000 shares; issued and outstanding 1,489,437,206; 1,496,314,280 and 1,502,161,891 shares	15		15	674
Retained earnings	52,320		51,374	46,870
Accumulated other comprehensive income (loss)	(1,776)		(251)	613
Other	(169)		(178)	22

Total shareholders’ equity	50,445		51,016	48,239

Total liabilities and shareholders’ equity	$737,088		$769,179	$660,008

(1)	In accordance with FIN 46, the corporation consolidated $12.2 billion of asset-backed commercial paper conduits beginning July 1, 2003.
(2)	Includes $6,244 of long-term debt related to trust preferred securities in accordance with FIN 46.

Bank of America Corporation

Capital Management

(Dollars in millions)

	3Q02	4Q02	1Q03	2Q03	3Q03*
Tier 1 capital	$41,732	$43,105	$43,818	$45,192	$46,094
Total capital	63,505	65,169	65,688	66,843	67,991
Risk-weighted assets	513,085	524,175	534,378	559,324	558,472
Tier 1 capital ratio	8.13%	8.22%	8.20%	8.08%	8.25%
Total capital ratio	12.38	12.43	12.29	11.95	12.17
Ending equity / ending assets	7.31	7.62	7.36	6.63	6.84
Ending capital / ending assets	8.22	8.53	8.25	7.42	7.69
Average equity / average assets	6.97	6.91	6.92	6.49	6.22

*Preliminary data on risk based capital

Share Repurchase Program

25 million common shares were repurchased in the third quarter of 2003 as a part of ongoing share repurchase programs.

80 million shares remain outstanding under the current authorized program.

18 million shares were issued in the third quarter of 2003, mostly due to stock incentive plans.

.

Bank of America Corporation

Quarterly Average Balances and Interest Rates—Fully Taxable-Equivalent Basis

(Dollars in millions)

	Third Quarter 2003			Second Quarter 2003			Third Quarter 2002
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$10,062	$41	1.63%	$7,888	$39	1.99%	$10,396	$63	2.41%
Federal funds sold and securities purchased under agreements to resell	90,236	479	2.11	70,054	194	1.11	40,294	178	1.76
Trading account assets	96,105	991	4.11	99,129	1,022	4.13	85,129	1,017	4.76
Securities	65,024	639	3.93	95,614	1,028	4.30	76,484	1,120	5.85
Loans and leases(1):
Commercial—domestic	96,086	1,719	7.10	100,721	1,746	6.95	106,039	1,728	6.47
Commercial—foreign	16,885	151	3.55	18,004	170	3.79	21,256	206	3.85
Commercial real estate—domestic	19,681	210	4.23	20,039	218	4.36	20,576	265	5.10
Commercial real estate—foreign	280	3	4.16	305	3	3.95	425	4	3.92

Total commercial	132,932	2,083	6.22	139,069	2,137	6.16	148,296	2,203	5.90

Residential mortgage	130,948	1,656	5.05	120,754	1,703	5.64	104,590	1,733	6.61
Home equity lines	22,539	255	4.48	22,763	263	4.64	23,275	314	5.35
Direct/Indirect consumer	33,278	488	5.82	32,248	495	6.17	30,029	530	7.01
Consumer finance	6,528	121	7.39	7,244	137	7.58	10,043	201	7.97
Credit card	29,113	742	10.11	26,211	690	10.56	22,263	583	10.38
Foreign consumer	1,950	17	3.43	1,990	17	3.47	1,988	19	3.83

Total consumer	224,356	3,279	5.82	211,210	3,305	6.27	192,188	3,380	7.00

Total loans and leases	357,288	5,362	5.97	350,279	5,442	6.23	340,484	5,583	6.52

Other earning assets	58,593	516	3.50	40,536	429	4.24	27,461	387	5.61

Total earning assets(2)	677,308	8,028	4.72	663,500	8,154	4.92	580,248	8,348	5.73

Cash and cash equivalents	22,660			23,203			20,202
Other assets, less allowance for credit losses	85,713			87,941			68,699

Total assets	$785,681			$774,644			$669,149

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$25,285	$20	0.31%	$24,420	$35	0.58%	$22,047	$36	0.64%
NOW and money market deposit accounts	151,424	249	0.65	146,284	295	0.81	132,939	362	1.08
Consumer CDs and IRAs	71,216	872	4.85	69,506	742	4.28	67,179	746	4.40
Negotiable CDs, public funds and other time deposits	7,771	25	1.27	12,912	45	1.41	4,254	51	4.73

Total domestic interest-bearing deposits	255,696	1,166	1.81	253,122	1,117	1.77	226,419	1,195	2.09

Foreign interest-bearing deposits(3):
Banks located in foreign countries	12,273	59	1.90	16,150	87	2.16	17,044	123	2.85
Governments and official institutions	2,032	6	1.21	2,392	8	1.42	2,188	10	1.85
Time, savings and other	18,792	47	1.00	19,209	57	1.18	18,686	86	1.83

Total foreign interest-bearing deposits	33,097	112	1.35	37,751	152	1.61	37,918	219	2.29

Total interest-bearing deposits	288,793	1,278	1.76	290,873	1,269	1.75	264,337	1,414	2.12

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	162,080	447	1.09	152,722	514	1.35	108,281	526	1.93
Trading account liabilities	36,903	345	3.71	38,610	316	3.28	33,038	342	4.11
Long-term debt(4)	66,788	481	2.88	68,927	531	3.08	64,880	601	3.71

Total interest-bearing liabilities(2)	554,564	2,551	1.83	551,132	2,630	1.91	470,536	2,883	2.44

Noninterest-bearing sources:
Noninterest-bearing deposits	125,776			114,434			109,596
Other liabilities	56,470			58,809			42,365
Shareholders’ equity	48,871			50,269			46,652

Total liabilities and shareholders’ equity	$785,681			$774,644			$669,149

Net interest spread			2.89			3.01			3.29
Impact of noninterest-bearing sources			0.33			0.32			0.46

Net interest income/yield on earning assets		$5,477	3.22%		$5,524	3.33%		$5,465	3.75%

(1)	Nonperforming loans are included in the respective average loan balances. Income on such nonperforming loans is recognized on a cash basis.
(2)	Interest income includes the impact of interest rate risk management contracts, which increased interest income on the underlying assets $925 and $587 in the third and second quarters of 2003 and $397 in the third quarter of 2002, respectively. These amounts were substantially offset by corresponding decreases in the income earned on the underlying assets. Interest expense includes the impact of interest rate risk management contracts, which increased interest expense on the underlying liabilities $141 and $28 in the third and second quarters of 2003 and $69 in the third quarter of 2002, respectively. These amounts were substantially offset by corresponding decreases in the interest paid on the underlying liabilities.
(3)	Primarily consists of time deposits in denominations of $100,000 or more.
(4)	Includes long-term debt related to trust preferred securities.

Bank of America Corporation

Year-to-Date Average Balances and Interest Rates—Fully Taxable-Equivalent Basis

(Dollars in millions)

	Nine Months Ended September 30
	2003			2002
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$8,323	$123	1.98%	$10,437	$187	2.40%
Federal funds sold and securities purchased under agreements to resell	72,839	867	1.59	44,451	662	1.99
Trading account assets	98,095	3,066	4.17	78,005	2,866	4.91
Securities	76,131	2,460	4.31	72,450	3,022	5.56
Loans and leases(1):
Commercial—domestic	100,129	5,301	7.08	111,204	5,592	6.72
Commercial—foreign	17,914	477	3.56	21,540	644	3.99
Commercial real estate—domestic	19,891	642	4.32	21,431	798	4.98
Commercial real estate—foreign	295	9	3.99	402	13	4.34

Total commercial	138,229	6,429	6.22	154,577	7,047	6.09

Residential mortgage	121,862	4,941	5.41	93,559	4,724	6.74
Home equity lines	22,783	785	4.61	22,626	913	5.40
Direct/Indirect consumer	32,314	1,486	6.15	30,136	1,623	7.20
Consumer finance	7,256	412	7.59	11,069	682	8.22
Credit card	26,685	2,076	10.40	20,693	1,582	10.22
Foreign consumer	1,990	52	3.45	2,043	57	3.75

Total consumer	212,890	9,752	6.12	180,126	9,581	7.10

Total loans and leases	351,119	16,181	6.16	334,703	16,628	6.64

Other earning assets	45,028	1,362	4.04	23,918	1,100	6.14

Total earning assets(2)	651,535	24,059	4.93	563,964	24,465	5.79

Cash and cash equivalents	22,524			21,140
Other assets, less allowance for credit losses	84,081			66,153

Total assets	$758,140			$651,257

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$24,216	$89	0.49%	$21,539	$103	0.64%
NOW and money market deposit accounts	146,715	835	0.76	130,025	1,044	1.07
Consumer CDs and IRAs	69,235	2,309	4.46	68,176	2,240	4.39
Negotiable CDs, public funds and other time deposits	8,109	86	1.42	4,520	112	3.29

Total domestic interest-bearing deposits	248,275	3,319	1.79	224,260	3,499	2.09

Foreign interest-bearing deposits(3):
Banks located in foreign countries	14,207	226	2.12	15,525	338	2.91
Governments and official institutions	2,071	20	1.32	2,511	36	1.90
Time, savings and other	18,693	165	1.18	19,051	269	1.89

Total foreign interest-bearing deposits	34,971	411	1.57	37,087	643	2.32

Total interest-bearing deposits	283,246	3,730	1.76	261,347	4,142	2.12

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	146,091	1,414	1.29	97,655	1,532	2.10
Trading account liabilities	36,798	969	3.52	31,989	971	4.06
Long-term debt(4)	67,702	1,584	3.12	66,161	1,846	3.72

Total interest-bearing liabilities(2)	533,837	7,697	1.93	457,152	8,491	2.48

Noninterest-bearing sources:
Noninterest-bearing deposits	118,739			106,795
Other liabilities	56,052			39,853
Shareholders’ equity	49,512			47,457

Total liabilities and shareholders’ equity	$758,140			$651,257

Net interest spread			3.00			3.31
Impact of noninterest-bearing sources			0.35			0.47

Net interest income/yield on earning assets		$16,362	3.35%		$15,974	3.78%

(1)	Nonperforming loans are included in the respective average loan balances. Income on such nonperforming loans is recognized on a cash basis.
(2)	Interest income includes the impact of interest rate risk management contracts, which increased interest income on the underlying assets $2,088 and $1,466 in the nine months ended September 30, 2003 and 2002, respectively. These amounts were substantially offset by corresponding decreases in the income earned on the underlying assets. Interest expense includes the impact of interest rate risk management contracts, which increased interest expense on the underlying liabilities $215 and $79 in the nine months ended September 30, 2003 and 2002, respectively. These amounts were substantially offset by corresponding decreases in the interest paid on the underlying liabilities.
(3)	Primarily consists of time deposits in denominations of $100,000 or more.
(4)	Includes long-term debt related to trust preferred securities.

Bank of America Corporation

Business Segment View

Net Income

Third Quarter 2003

Bank of America Corporation

Consumer and Commercial Banking Segment Results

(Dollars in millions)

	Year-to-Date		Quarterly
Key Measures	2003	2002	3 Qtr 03	2 Qtr 03	1 Qtr 03	4 Qtr 02	3 Qtr 02
Total revenue*	$19,517	$17,424	$6,894	$6,590	$6,033	$6,192	$6,051
Provision for credit losses	1,506	1,295	496	522	488	510	420
Net income	5,607	4,822	2,145	1,871	1,591	1,721	1,678
Shareholder value added	4,113	3,224	1,633	1,381	1,099	1,168	1,144
Return on average equity	37.9%	33.5%	42.4%	38.5%	32.6%	34.7%	34.9%
Efficiency ratio*	47.1	49.0	44.5	47.1	50.0	47.5	49.4
Selected Average Balance
Sheet Components
Total loans and leases	$187,366	$181,863	$188,500	$187,811	$185,756	$184,243	$182,142
Total deposits	307,335	280,221	319,641	306,447	295,654	292,259	283,769
Total earning assets	336,004	280,167	346,764	339,030	321,945	314,605	286,249
Period End (in billions)
Mortgage servicing portfolio	$245.9	$278.7	$245.9	$249.6	$257.2	$264.5	$278.7
Mortgage originations:
Retail	80.2	37.7	30.0	28.2	22.0	22.2	15.3
Wholesale	32.5	18.4	9.5	12.2	10.8	9.7	8.6

*	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Bank of America Corporation

E-Commerce & BankofAmerica.com

Bank of America has the largest active online banking customer base with 6.6 million subscribers. This represents an active customer penetration rate of 41%.

Bank of America uses a strict Active User standard—customers must have used our online services within the last 90 days.

2.8 million active bill pay users paid $12.7 billion worth of bills this quarter. The number of customers who sign up and use Bank of America Bill Pay Service continues to far surpass that of any other financial institution.

Currently, over 270 companies are presenting over 5.0 million e-bills per quarter.

Bank of America Corporation

Consumer Credit Card Results

Included within Consumer Products

(Dollars in millions)

	Year-to-Date		Quarterly
	2003	2002	3 Qtr 03	2 Qtr 03	1 Qtr 03	4 Qtr 02	3 Qtr 02
Key Measures

Outstandings:
Held (Period end)	$30,993	$23,062	$30,993	$27,419	$24,819	$24,729	$23,062
Managed (Period end)	33,631	28,057	33,631	30,807	29,064	29,461	28,057
Held (Average)	26,685	20,693	29,113	26,211	24,684	23,535	22,263
Managed (Average)	30,463	26,997	32,225	29,970	29,161	28,406	27,540

Managed Income Statement:
Total revenue	$3,140	$2,528	$1,132	$1,043	$965	$943	$895
Provision for credit losses	1,422	1,156	540	473	409	386	392
Noninterest expense	827	746	273	279	275	244	254

Income before income taxes	891	626	319	291	281	313	249

Shareholder Value Added	$413	$270	$151	$134	$128	$152	$114

Credit Quality:

Held:
Charge-offs $	$1,091	$796	$390	$378	$323	$299	$285
Charge-offs %	5.47%	5.14%	5.32%	5.78%	5.31%	5.03%	5.09%

Managed:
Losses $	$1,240	$1,086	$433	$429	$378	$357	$356
Losses %	5.44%	5.38%	5.33%	5.74%	5.25%	4.99%	5.13%

Managed Delinquency %:
30+	3.84%	3.63%	3.84%	3.99%	4.18%	3.94%	3.63%
90+	1.76	1.66	1.76	1.80	1.91	1.71	1.66

Bank of America Corporation

Global Corporate and Investment Banking Segment Results

(Dollars in millions)

	Year-to-Date		Quarterly
Key Measures	2003	2002	3 Qtr 03	2 Qtr 03	1 Qtr 03	4 Qtr 02	3 Qtr 02

Total revenue*	$6,858	$6,592	$2,253	$2,262	$2,343	$2,085	$2,001
Provision for credit losses	542	684	98	172	272	524	203
Net income	1,436	1,354	513	441	482	207	386
Shareholder value added	642	370	262	176	204	(119)	63
Return on average equity	19.4%	16.1%	21.9%	17.8%	18.6%	7.4%	14.0%
Efficiency ratio*	60.3	57.7	62.1	62.7	56.4	60.3	60.4

Selected Average Balance Sheet Components
Total loans and leases	$51,319	$64,029	$46,243	$51,285	$56,543	$60,475	$61,032
Total deposits	67,224	64,392	67,456	66,900	67,315	65,879	66,163
Total earning assets	239,803	199,206	263,161	233,125	226,145	207,767	203,537

*	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Bank of America Corporation

Global Corporate & Investment Banking Strategic Progress Continues

Source:	Thomson Financial—First Nine Months 2003

Significant US market share gains

Convertible debt market share increased substantially year over year, from 4.5% to 8.4%.

The market share for common stock underwriting more than doubled from 1.9% to 4.2% for the first nine months of 2003.

Mortgage-backed securities increased from 6.3% to 7.9% year over year.

Bank of America Corporation

Asset Management Segment Results

(Dollars in millions)

	Year-to-Date		Quarterly
Key Measures	2003	2002	3 Qtr 03	2 Qtr 03	1 Qtr 03	4 Qtr 02	3 Qtr 02
Total revenue*	$1,805	$1,791	$615	$612	$578	$588	$571
Provision for credit losses	(3)	288	(2)	3	(4)	30	118
Net income	408	267	123	145	140	108	63
Shareholder value added	185	54	48	71	66	26	(14)
Return on average equity	19.7%	14.8%	17.7%	21.1%	20.4%	15.6%	9.7%
Efficiency ratio*	65.7	61.4	70.5	63.1	63.3	67.2	63.7

Selected Average Balance
Sheet Components
Total loans and leases	$22,920	$24,242	$23,205	$22,866	$22,683	$22,950	$23,637
Total deposits	12,962	11,860	13,313	12,710	12,859	12,531	11,967
Total earning assets	23,788	24,859	24,156	23,784	23,415	23,693	24,238

Period End (in billions)
Assets under management	$318.1	$271.9	$318.1	$314.9	$297.0	$310.4	$271.9
Client brokerage assets	90.7	87.1	90.7	90.6	90.8	90.9	87.1
Assets in custody	47.3	42.1	47.3	47.9	45.1	46.5	42.1

Total client assets	$456.1	$401.1	$456.1	$453.4	$432.9	$447.8	$401.1

*	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Bank of America Corporation

Equity Investments Segment Results

(Dollars in millions)
	Year-to-Date		Quarterly

Key Measures	2003	2002	3 Qtr 03	2 Qtr 03	1 Qtr 03	4 Qtr 02	3 Qtr 02
Total revenue*	$(199)	$(346)	$(80)	$(12)	$(107)	$(100)	$(233)
Provision for credit losses	4	—	—	3	1	7	—
Net income	(182)	(248)	(68)	(28)	(86)	(83)	(161)
Shareholder value added	(351)	(437)	(126)	(84)	(141)	(146)	(223)
Return on average equity	(11.7)%	(15.6)%	(13.0)%	(5.5)%	(16.7)%	(15.6)%	(30.6)%
Efficiency ratio*	(41.4)	(18.2)	(35.2)	n/m	(24.2)	(27.4)	(11.5)

Selected Average Balance
Sheet Components
Total loans and leases	$313	$440	$93	$414	$434	$438	$446
Total earning assets	313	443	93	414	434	438	446

Period End
Investment balances for Principal Investing	$5,430	$5,429	$5,430	$5,436	$5,435	$5,395	$5,429

*	Fully taxable-equivalent basis

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Bank of America Corporation

Corporate Other Results(1)

(Dollars in millions)
	Year-to-Date		Quarterly
Key Measures	2003	2002	3 Qtr 03	2 Qtr 03	1 Qtr 03	4 Qtr 02	3 Qtr 02
Total revenue*	$760	$654	$234	$327	$199	$202	$295
Provision for credit losses	207	265	59	72	76	94	63
Net income(2)	815	440	209	309	297	661	269
Shareholder value added	(411)	(665)	(193)	(130)	(88)	285	(90)

Selected Average Balance
Sheet Components
Total loans and leases	$89,201	$64,129	$99,247	$87,903	$80,246	$74,994	$73,227
Total deposits	14,464	11,669	14,159	19,250	9,932	10,712	12,034
Total earning assets	180,976	143,121	182,648	199,028	161,018	171,269	158,047

*	Fully taxable-equivalent basis

(1)	Corporate Other consists primarily of gains and losses associated with managing the balance sheet of the Corporation, certain consumer finance and commercial lending businesses being liquidated, and certain residential mortgages originated by the mortgage group or otherwise acquired and held for asset/liability management purposes.

(2)	The fourth quarter of 2002 includes $488 tax benefit related to the settlement of federal income tax returns through 1999.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Bank of America Corporation

Net Charge-offs and Net Charge-off Ratios

(Dollars in millions)

	3Q02		4Q02		1Q03		2Q03		3Q03
	Amount	Ratio	Amount	Ratio	Amount	Ratio	Amount	Ratio	Amount	Ratio
Commercial—domestic	$240	0.90%	$478	1.80%	$239	0.94%	$221	0.88%	$203	0.84%
Commercial—foreign	148	2.77	205	3.95	120	2.57	53	1.19	58	1.36
Commercial real estate—domestic	6	0.12	9	0.20	9	0.18	10	0.21	13	0.26

Total commercial	394	1.05	692	1.87	368	1.04	284	0.82	274	0.82

Residential mortgage	5	0.02	18	0.07	2	0.01	11	0.04	14	0.04
Home equity lines	5	0.08	6	0.10	6	0.11	6	0.11	2	0.02
Direct/Indirect consumer	48	0.63	60	0.78	56	0.72	38	0.47	39	0.47
Consumer finance	54	2.13	77	3.44	68	3.42	46	2.52	44	2.74
Credit card	285	5.09	299	5.03	323	5.31	378	5.78	390	5.32
Other consumer—domestic	11	n/m	11	n/m	9	n/m	8	n/m	11	n/m
Foreign consumer	2	0.32	2	0.38	1	0.20	1	0.28	2	0.31

Total consumer	410	0.85	473	0.95	465	0.93	488	0.93	502	0.89

Total net charge-offs	$804	0.94	$1,165	1.35	$833	0.98	$772	0.88	$776	0.86

By Business Segment:
Consumer & commercial banking	$420	0.92%	$509	1.10%	$488	1.06%	$522	1.12%	$539	1.13%
Global corporate & investment banking	203	1.32	526	3.44	272	1.96	172	1.34	170	1.46
Asset management	118	1.99	30	0.52	(4)	(0.06)	3	0.04	2	0.04
Equity investments	0	n/m	7	6.26	1	0.72	3	3.36	0	n/m
Corporate other	63	0.34	93	0.50	76	0.38	72	0.33	65	0.26

Total net charge-offs	$804	0.94	$1,165	1.35	$833	0.98	$772	0.88	$776	0.86

Loans are classified as domestic or foreign based upon the domicile of the borrower.

n/m = not meaningful

Bank of America Corporation

Nonperforming Assets

(Dollars in millions)

	3Q02	4Q02	1Q03	2Q03	3Q03
Commercial—domestic	$3,132	$2,781	$2,605	$2,265	$1,861
Commercial—foreign	854	1,359	1,279	1,040	756
Commercial real estate—domestic	172	161	173	154	154
Commercial real estate—foreign	3	3	3	2	2

Total commercial	4,161	4,304	4,060	3,461	2,773

Residential mortgage	585	612	628	618	563
Home equity lines	57	66	63	55	42
Direct/Indirect consumer	31	30	28	33	32
Consumer finance	8	19	18	11	12
Foreign consumer	7	6	9	9	7

Total consumer	688	733	746	726	656

Total nonperforming loans	4,849	5,037	4,806	4,187	3,429
Foreclosed properties	282	225	227	243	228

Total nonperforming assets(1)	$5,131	$5,262	$5,033	$4,430	$3,657

Loans past due 90 days or more and still accruing	$726	$764	$808	$726	$788
Nonperforming Assets / Total Assets	0.78%	0.80%	0.74%	0.58%	0.50%
Nonperforming Assets / Total Loans, Leases and Foreclosed Properties	1.50	1.53	1.46	1.23	0.98
Nonperforming Loans / Total Loans and Leases	1.42	1.47	1.40	1.16	0.92

Allowance for Credit Losses	$6,861	$6,851	$6,853	$6,841	$6,716
Allowance / Total Loans and Leases	2.01%	2.00%	2.00%	1.90%	1.80%
Allowance / Total Nonperforming Loans	142	136	143	163	196

Loans are classified as domestic or foreign based upon the domicile of the borrower.

(1)	Balances do not include $82, $98, $174, $120 and $184 of nonperforming assets included in other assets at September 30, 2003, June 30, 2003, March 31, 2003, December 31, 2002 and September 30, 2002, respectively.

Bank of America Corporation

Significant Industry Non-Real Estate Outstanding Commercial Loans and Leases

(Dollars in millions)

	September 30 2003	December 31 2002	Increase (Decrease) from 12/31/02

Retailing	$10,941	$10,572	3%
Transportation	8,013	8,030	0
Leisure and sports, hotels and restaurants	7,557	8,139	(7)
Food, beverage and tobacco	7,126	7,335	(3)
Education and government	6,767	5,624	20
Capital goods	6,225	7,088	(12)
Commercial services and supplies	6,001	6,449	(7)
Materials	5,945	7,972	(25)
Diversified financials	5,863	8,344	(30)
Health care equipment and services	4,291	3,912	10
Utilities	3,480	5,590	(38)
Media	3,353	5,911	(43)
Religious and social organizations	2,831	2,426	17
Energy	2,562	3,076	(17)
Consumer durables and apparel	2,459	2,591	(5)
Telecommunications services	2,064	3,105	(34)
Banks	1,755	1,881	(7)
Food and drug retailing	1,296	1,344	(4)
Technology hardware and equipment	1,130	1,368	(17)
Automobiles and components	1,129	1,024	10
Insurance	943	1,616	(42)
Other (1)	20,236	21,568	(6)

Total	$111,967	$124,965	(10)

(1)	At September 30, 2003 and December 31, 2002, Other includes $9,486 and $9,090, respectively, of loans outstanding to individuals and trusts, representing 2.5% and 2.7% of total outstanding loans and leases, respectively. The remaining balance in Other includes loans to industries which primarily include software and services, pharmaceuticals and biotechnology, and household and personal products.

Outstanding Loans and Leases

(Dollars in millions)

	September 30 2003	December 31 2002	Increase (Decrease) from 12/31/02

Commercial—domestic	$94,870	$105,053	$(10,183)
Commercial—foreign	17,097	19,912	(2,815)
Commercial real estate—domestic	19,377	19,910	(533)
Commercial real estate—foreign	305	295	10

Total commercial	131,649	145,170	(13,521)

Residential mortgage	146,424	108,197	38,227
Home equity lines	22,675	23,236	(561)
Direct/Indirect consumer	33,391	31,068	2,323
Consumer finance	6,020	8,384	(2,364)
Credit card	30,993	24,729	6,264
Foreign consumer	1,946	1,971	(25)

Total consumer	241,449	197,585	43,864

Total	$373,098	$342,755	$30,343

Bank of America Corporation

Emerging Markets

(Dollars in millions)							Total Foreign Exposure September 30, 2003	Increase/ (Decrease) from December 31, 2002
					Total Cross- border Exposure(3)	Gross Local Country Exposure(4)
	Loans and Loan Commitments	Other Financing(1)	Derivative Assets	Securities/ Other Investments(2)

Region/Country
Asia
China	$56	$7	$54	$24	$141	$69	$210	$(34)
Hong Kong(5)	142	66	93	106	407	3,496	3,903	99
India	329	335	54	251	969	1,104	2,073	700
Indonesia	49	0	15	19	83	6	89	(31)
South Korea	518	718	49	38	1,323	715	2,038	802
Malaysia	7	6	1	16	30	141	171	(69)
Philippines	22	16	4	64	106	66	172	16
Singapore	198	10	74	1	283	1,151	1,434	(234)
Taiwan	259	147	41	0	447	548	995	(94)
Thailand	36	4	12	37	89	284	373	110
Other	7	17	2	0	26	90	116	13

Total	1,623	1,326	399	556	3,904	7,670	11,574	1,278

Central and Eastern Europe
Turkey	9	8	0	19	36	0	36	(22)
Other	15	14	36	210	275	1	276	(30)

Total	24	22	36	229	311	1	312	(52)

Latin America
Argentina	152	29	2	88	271	83	354	(111)
Brazil	170	329	8	95	602	223	825	(350)
Chile	74	48	6	14	142	0	142	1
Colombia	37	15	1	7	60	0	60	(28)
Mexico	638	164	140	1,879	2,821	163	2,984	1,395
Venezuela	95	1	0	131	227	0	227	(5)
Other	96	70	0	24	190	0	190	(35)

Total	1,262	656	157	2,238	4,313	469	4,782	867

Total	$2,909	$2,004	$592	$3,023	$8,528	$8,140	$16,668	$2,093

(1)	Includes acceptances, standby letters of credit, commercial letters of credit and formal guarantees.
(2)	Amounts outstanding in the table above for Philippines, Argentina, Mexico, Venezuela and Latin America Other have been reduced by $13, $44, $0, $141 and $39, respectively, at September 30, 2003, and $12, $90, $505, $131 and $37, respectively, at December 31, 2002. Such amounts represent the fair value of U.S. Treasury securities held as collateral outside the country of exposure.
(3)	Cross-border exposure includes amounts payable to the Corporation by residents of countries other than the one in which the credit is booked, regardless of the currency in which the claim is denominated, consistent with Federal Financial Institutions Examinations Council (FFIEC) reporting rules.
(4)	Gross local country exposure includes amounts payable to the Corporation by residents of countries in which the credit is booked, regardless of the currency in which the claim is denominated. Management does not net local funding or liabilities against local exposures as allowed by the FFIEC.
(5)	Gross local country exposure to Hong Kong consisted of $1,885 of consumer loans and $1,611 of commercial exposure at September 30, 2003 compared to $1,828 of consumer loans and $1,572 of commercial exposure at December 31, 2002. The consumer loans were collateralized primarily by residential real estate. The commercial exposure was primarily to local clients and was diversified across many industries.